Exhibit 17


o                                                                             o

                              [Form of Proxy Card]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


HARTFORD CAPITAL OPPORTUNITIES HLS FUND
C/O PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735



VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

VOTING BY MAIL. Complete and return your proxy card in the addressed envelope.

If you vote by telephone or internet, you do not need to mail your proxy.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 HARTFORD HLS SERIES FUND II, INC. ON BEHALF OF
                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 23, 2007

The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the "Proxies"), to vote, as designated herein, all shares of Hartford Capital Opportunities HLS Fund (the "Fund") held by the undersigned on November 8, 2006, at a Special Meeting of Shareholders (the "Meeting"), to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on January 23, 2007 at 2:00 p.m. Eastern Time and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superseding proxy.

                                        Date

                                        Signature(s)   (PLEASE SIGN IN BOX)
                                        Please sign exactly as name appears to
                                        the left. When signing as attorney,
                                        executor, administrator, trustee, or
                                        guardian, please give full title as
                                        such. If signing for a corporation,
                                        please sign in full corporate name by
                                        authorized person. If signing for a
                                        partnership, please sign in partnership
                                        name by authorized person.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. o PLEASE DO NOT USE FINE POINT PENS.

  |_|       |_|          |_|     PROPOSAL TO APPROVE A PLAN OF REORGANIZATION
  FOR     AGAINST      ABSTAIN   PROVIDING FOR THE ACQUISITION OF ALL OF THE
                                 ASSETS AND LIABILITIES OF HARTFORD CAPITAL
                                 OPPORTUNITIES HLS FUND (THE "ACQUIRED FUND") BY
                                 HARTFORD BLUE CHIP STOCK HLS FUND (THE
                                 "ACQUIRING FUND") SOLELY IN EXCHANGE FOR SHARES
                                 OF THE ACQUIRING FUND, FOLLOWED BY THE COMPLETE
                                 LIQUIDATION OF THE ACQUIRED FUND.


          PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE
                         ENCLOSED ENVELOPE. THANK YOU!

                        [FORM OF VOTING INSTRUCTION CARD]

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY

HARTFORD CAPITAL OPPORTUNITIES HLS FUND
C/O PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735



VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

VOTING BY MAIL. Complete and return your voting instruction card in the addressed envelope.

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                       THE INSURANCE COMPANY LISTED BELOW

              VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
                         TO BE HELD ON JANUARY 23, 2007

INSURANCE NAME
HARTFORD CAPITAL OPPORTUNITIES HLS FUND

The undersigned is the owner of a variable annuity or variable insurance contract issued by the above-referenced Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of Hartford Capital Opportunities HLS Fund (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of November 8, 2006 at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on January 23, 2007 at 2:00 p.m. Eastern Time and at any adjournments or postponements thereof, upon the matter on the reverse side as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement.

By executing these voting instructions, the undersigned revokes all previous voting instructions with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

In its discretion, the Issuer is authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements of the Meeting unless otherwise prohibited by the undersigned. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                                        Date

                                        Signature(s)    (PLEASE SIGN IN BOX)
                                        Please sign exactly as name appears to
                                        the left. When signing as attorney,
                                        executor, administrator, trustee, or
                                        guardian, please give full title as
                                        such. If signing for a corporation,
                                        please sign in full corporate name by
                                        authorized person. If signing for a
                                        partnership, please sign in partnership
                                        name by authorized person.

                            (Please see reverse side)

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" SUCH MATTER. UPON ALL OTHER MATTERS, ISSUER SHALL VOTE ACCORDING TO ITS BEST JUDGMENT.

VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. o PLEASE DO NOT USE FINE POINT PENS.

  |_|       |_|          |_|     PROPOSAL TO APPROVE A PLAN OF REORGANIZATION
  FOR     AGAINST      ABSTAIN   PROVIDING FOR THE ACQUISITION OF ALL OF THE
                                 ASSETS AND LIABILITIES OF HARTFORD CAPITAL
                                 OPPORTUNITIES HLS FUND (THE "ACQUIRED FUND") BY
                                 HARTFORD BLUE CHIP STOCK HLS FUND (THE
                                 "ACQUIRING FUND") SOLELY IN EXCHANGE FOR SHARES
                                 OF THE ACQUIRING FUND, FOLLOWED BY THE COMPLETE
                                 LIQUIDATION OF THE ACQUIRED FUND.


      PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS
                      IN THE ENCLOSED ENVELOPE. THANK YOU!